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                                                                   EXHIBIT 10.17

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT is made as of March 13, 1997, by and among Prosoft I-Net Solutions, Inc., a Nevada corporation (the "Company"),
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and the Persons set forth on Schedule I attached hereto (the "Investors").
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          The Investors intend to purchase shares of the Company's Common Stock pursuant to separate subscription agreements between the Company and each of the Investors. The execution and delivery of this Agreement is a condition to the Investors' purchase of the Common Stock. Capitalized terms used herein shall have the meanings set forth in Section 9 below.

          NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

     1.   REGISTRATION STATEMENTS.

     (a)  Shelf Registration.  (i)  (A)  The Company shall, on or before the
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Tier 1 Registration Date, prepare and file with the Commission under the
Securities Act a Registration Statement with respect to the Tier 1 Registrable Securities, and shall use its best efforts to cause such Registration Statement to be declared effective at the earliest practicable date. The Company shall, subject to Sections 1(a)(v) and (vi), ensure the availability of a Prospectus meeting the requirements of Section 10(a) of the Securities Act and shall take any and all other actions necessary in order to ensure the ability of the holders of the Tier 1 Registrable Securities to effect a resale of their Tier 1 Registrable Securities, for such period as the Company is obligated to maintain the effectiveness of a Registration Statement pursuant to Section 1(a)(ii).

               (B) The Company shall, on or before the Tier 2 Registration Date, prepare and file with the Commission under the Securities Act a Registration Statement with respect to the Tier 2 Registrable Securities, and shall use its best efforts to cause such Registration Statement to be declared effective at the earliest practicable date. The Company shall, subject to Sections 1(a)(v) and (vi), ensure the availability of a Prospectus meeting the requirements of Section 10(a) of the Securities Act and shall take any and all other actions necessary in order to ensure the ability of the holders of the Tier 2 Registrable Securities to effect a resale of their Tier 2 Registrable Securities, for such period as the Company is obligated to maintain the effectiveness of a Registration Statement pursuant to Section 1(a)(ii).

          (ii) The Company shall use its best efforts to cause any such Registration Statement described in Section 1(a)(i)(A) or 1(a)(i)(B) to remain effective (or, if required by applicable law, to cause another Registration Statement with respect to the Registrable Securities to become and remain effective) until the earlier to occur of: (i) such time as all the Registrable Securities have been sold by the Investors and (ii) such time as all the Registrable Securities held by the Investors could be sold under Rule 144 of the Securities Act during any
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90-day period.

          (iii) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities to give at least five Business Days' prior notice to the Company of any intended distribution of Registrable Securities under any Registration Statement described in Section 1(a)(i), which notice shall specify the date on which such holder intends to begin such distribution.

          (iv) As soon as possible after the date notice is provided pursuant to Section 1(a)(iii), and in any event within five Business Days of such date, the Company shall, subject to Sections 1(a)(v) and 1(a)(vi): (A) file such amendments to the Registration Statement and the Prospectus, file such documents as may be required to be incorporated by reference in any of such documents, and take all other actions as may be necessary to ensure to the holders of Registrable Securities the ability to effect the public resale of their Registrable Securities for a period of at least 90 days following the date set forth in such notice (including without limitation taking any actions necessary to ensure the availability of a Prospectus meeting the requirements of Section 10(a) of the Securities Act), (B) provide each holder of Registrable Securities copies of any documents prepared pursuant to Section 1(a)(iv)(A), and (C) inform each holder of Registrable Securities that the Company has complied with the obligations in Seciton 1(a)(iv)(A) and that such holder may sell such holder's Registrable Securities.

          (v) The Company may suspend the effectiveness of any Registration Statement filed pursuant to this Section 1(a) if, in its reasonable judgment,
(A) maintaining the effectiveness of such Registration Statement at such time would adversely affect a proposed financing, reorganization or recapitalization, or pending negotiations relating to a merger, consolidation, acquisition or similar transaction, or otherwise adversely affect the Company; or (B) financial statements meeting the requirements of Regulation S-X are not available at such time because of any such pending proposal or negotiations; provided, however,
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that the right of the Company pursuant to this subsection (v) to suspend the effectiveness of the Registration Statement shall not extend for more than 90 days; and provided, further, that the Company shall give to each holder of
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Registrable Securities prior written notice of such suspension.

          (vi) No holder of Registrable Securities shall distribute its Registrable Securities in an Underwritten Offering pursuant to a Registration Statement filed pursuant to this Section 1(a) unless the holders of Registrable Securities then constituting greater than 40% of the Registrable Securities have given notice to the Company of their request for an Underwritten Offering. If a request for an Underwritten Offering is made pursuant to this Section 1(a) by less than all of the holders of Registrable Securities, the Company shall promptly give notice of such request to all other holders of Registrable Securities; and each of such holders shall have the right, by giving written notice to the Company promptly (and in any event within 10 days after such notice is given by the Company), to join in such request

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and to have included in the Underwritten Offering such number of Registrable
Securities as such holder shall specify in such notice.

     (b)  Incidental Registration.  (i)  In addition to and independent of the
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rights afforded by Section 1(a), prior to filing with the Commission any
Registration Statement (on Form S-1 or Form S-3 or any general form for the registration of securities now or hereafter adopted comparable to either of such Forms as now in effect (other than a Registration Statement on Form S-4 or Form S-8 or any successor form to such Forms)), during the period from and including September 13, 1997 to but excluding March 13, 2000, with respect to any underwritten public offering of the Company's equity securities or any securities convertible into or exchangeable or exercisable for such equity securities, the Company shall notify each Significant Investor Group of such proposed filing and the price at which the shares are expected to be offered pursuant thereto. Any such Significant Investor Group wishing to have any of its members' Registrable Securities included in such Registration Statement shall promptly (and in any event within 30 days after such notice is given by the Company) give written notice to the Company requesting registration of such members' Registrable Securities, specifying the member(s) whose Registrable Securities are requested to be registered, specifying the number of Registrable Securities requested to be registered by each such member and describing the proposed method of disposition thereof, and specifying the number of Registrable Securities which each such member of such Significant Investor Group wishes to dispose of pursuant to such Underwritten Offering; provided, that no Significant
                                                   --------
Investor Group shall be permitted to register more than one-third of the Registrable Securities held by the members of such Significant Investor Group.

          (ii) At any time prior to the time that a Registration Statement as to which notice has been given by the Company pursuant to this Section 1(b) has been filed by the Company or, if filed, has been declared effective, the Company may determine not to file, or may withdraw, such Registration Statement, in either of which events the Company shall have no obligation pursuant to this
Section 1(b) to register any Registrable Securities in connection with such proposed Registration Statement.

     (c)  Underwritten Offerings.  In connection with any Underwritten Offering
          ----------------------
as to which notice is given by the Company pursuant to Section 1(b) or if the proposed method of disposition of Registrable Securities selected by the holders of Registrable Securities under Section 1(a) is to be an Underwritten Offering:

          (i) the Company shall request the underwriter(s) participating in such offering to purchase and sell all Registrable Securities the disposition of which pursuant to such Underwritten Offering shall have been requested by the holders thereof in notices given pursuant to Section 1(a) or 1(b);

          (ii) each holder of Registrable Securities giving a notice pursuant to Section

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1(a) or 1(b) agrees, by the giving of such notice, that if the underwriter(s)
desire(s) to purchase any of the requested Registrable Securities by such holder to be purchased, such holder shall sell such Registrable Securities to such underwriter(s) pursuant to an underwriting agreement to be entered into by and among the Company, the underwriter(s), such holder and any other holders of securities of the Company participating in such Underwritten Offering, unless, upon written notice to the Company and the managing underwriter given at least five days prior to the date that the Registration Statement with respect to such offering is proposed to become effective, such holder withdraws its Registrable Securities from such Underwritten Offering; provided, however, that if the
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Registration Statement is amended in any way, including without limitation amendments to the pricing information therein, or requires recirculation for any reason, which such amendment or recirculation results in a later proposed effective date of the Registration Statement, then such holder of Registrable Securities shall be permitted to withdraw its Registrable Securities from such Underwritten Offering upon written notice to the Company and the managing underwriter given at least five days prior to such later proposed effective date.

          (iii) if the underwriter(s) elect(s) to purchase less than all securities (including Registrable Securities) which it is requested to purchase in connection with such offering, the Company shall use its best efforts to cause purchases, if any, by such underwriter(s), (A) if such Underwritten Offering is the result of a request for registration pursuant to Section 1(a), first, of securities to be offered for the account of Persons other than the Company requested by each such holder pursuant to Section 1(a) to be included in the Underwritten Offering, to be made pro rata according to the number of Registrable Securities requested by each such holder to be included in the Underwritten Offering, and, second, of securities to be offered for the account of the Company and (B) if such Underwritten Offering is the result of a registration contemplated under Section 1(b), first, of securities to be offered for the account of the Company, and, second, of securities to be offered for the account of Persons other than the Company, to be made pro rata according to the number of securities requested by each such holder to be included in the Underwritten Offering;

          (iv) if pursuant to Section 1(c)(iii), any of the Registrable Securities requested by holders of Registrable Securities to be disposed of pursuant to any Underwritten Offering shall not have been purchased by the underwriter(s) thereunder, then such holders of Registrable Securities shall have the right to distribute their remaining Registrable Securities in a subsequent Underwritten Offering conducted in accordance with the provisions hereof.

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     (d)  Restrictions on Sale of Securities by Holder.  Each holder of
          --------------------------------------------
Registrable Securities agrees, upon the written request of the Company or the underwriter(s) in connection with the first Underwritten Offering, not to sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company's Common Stock for a period of 120 days after the closing date of such Underwritten Offering, to the extent timely so requested in writing by the Company or such underwriter(s); provided, however, that nothing in this Section
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1(d) shall be construed as to limit in any way the incidental registration rights of any Significant Investor Group as described in Section 1(b).

          The foregoing provision shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute, regulation or preexisting fiduciary duty from entering into any such agreement.

     (e)  Restrictions on Sale of Securities by the Company.  The Company agrees
          -------------------------------------------------
not to effect any public or private offer, sale or distribution of its equity securities or any security convertible into or exchangeable or exercisable for such equity security, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period (or such longer period, not exceeding 180 days, as is required by the underwriter(s)) beginning on, the closing date of each Underwritten Offering permitted pursuant to Section 7 or for such period as may be reasonably required by the underwriter(s) in such Underwritten Offering, to the extent timely and reasonably so requested in writing by the underwriter(s) (except as part of such registration, if permitted, or pursuant to registrations on Form S-4 or Form S-8 or any successor form to such Forms or pursuant to an issuance of Common Stock of the Company where such Common Stock is exempted from the Securities Act pursuant to Section 3(a)(10) thereof); provided, however, that a private offer,
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sale or distribution of such securities shall be permitted with the consent of the holders of a majority of the Registrable Securities owned by the Investors to be disposed of in such Underwritten Offering, which consent shall not be unreasonably withheld. Without limitation, the withholding of such consent by the holders of Registrable Securities shall be deemed to be reasonable if (A) such holders determine in good faith that the private offer, sale or distribution of such securities proposed to be made by the Company would have a material adverse effect on such Underwritten Offering and (B) such withholding would not have a Material Adverse Effect.

     (f)  Amendments.  Upon the occurrence of any event that would cause any
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Registration Statement (i) to contain a material misstatement or omission or
(ii) not to be effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, the Company shall promptly file an amendment to the Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), using its best efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as practicable thereafter.

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     2.   REGISTRATION PROCEDURES.

     In connection with any Registration Statement and subject to the provisions of Section 1 the Company shall use its best efforts to effect such registration to permit the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the Commission to be filed therewith (including, if required by the Securities Act or any regulation thereunder, financial statements of any Subsidiary of the Company which shall have guaranteed any indebtedness of the Company), cooperate and assist in any filings required to be made with the NASD and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the selling holders to consummate the disposition of such Registrable Securities; provided, that before
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filing a Registration Statement or any Prospectus, or any amendments or supplements thereto, the Company shall (i) furnish to the holders of the Registrable Securities and the underwriter(s), if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of such holders and (ii) make the Company's representative available for discussion of such documents; and provided, further, the Company shall not file
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any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which either the holders of a majority of Registrable Securities owned by the Investors and covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within 10 Business Days after the receipt thereof. For purposes of the preceding proviso, an objection made by a holder of the Registrable Securities or an underwriter, if any, shall be deemed to be reasonable if, including without limitation, the Registration Statement, amendment, Prospectus or supplement, as applicable, as filed or proposed to be filed, contains a material misstatement or omission;

     (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in
Section 1; in the case of any Registration Statement filed pursuant to Rule 415 under the Securities Act, cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

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

     (c) if requested by the holders of a majority of the Registrable Securities owned by Investors and being sold in an Underwritten Offering or the underwriter(s) thereof, promptly incorporate in a Prospectus, Prospectus supplement or post-effective amendment such information as such underwriter(s) and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make any required filings of such Prospectus, Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus, Prospectus supplement or post-effective amendment;

     (d) advise the underwriter(s), if any, and holders of the Registrable Securities promptly and, if requested by such Persons, confirm such advice in writing:

          (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

          (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

          (iii) if at any time the representations and warranties of the Company contemplated by clause (l)(i) below cease to be true and correct;

          (iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading; and

          (v) of the issuance by the Commission of any stop order or other order suspending the effectiveness of the Registration Statement, or any order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or "blue sky" laws. If at any time the Company shall receive any such stop order suspending the effectiveness of the Registration Statement, or any such order from a state securities commission or other regulatory authority, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

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

     (e) furnish to each holder of the Registrable Securities and each of the underwriter(s), if any, without charge, at least one complete conformed copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

     (f) deliver to each holder of the Registrable Securities and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each of the holders of the Registrable Securities and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

     (g) prior to any public offering of Registrable Securities, cooperate with the holders of the Registrable Securities, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or "blue sky" laws of such jurisdictions as the holders of the Registrable Securities or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;

     (h) cooperate with the holders of the Registrable Securities and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities being sold without bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Registrable Securities made by such underwriter(s);

     (i) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities;

     (j) if any fact or event contemplated by clause (d)(iv) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (k) provide a transfer agent and registrar (if the Company does not already have

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

such an agent) and CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement;

     (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as may be reasonably required in order to expedite or facilitate the disposition of the Registrable Securities pursuant to the Registration Statement, and in connection with any such underwriting agreement entered into by the Company:

          (i) make such representations and warranties to the holders of the Registrable Securities and the underwriter(s), in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

          (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriter(s) and the holders of the Registrable Securities being sold), addressed to the underwriter(s) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may reasonably be requested by such holders and underwriters; and use its best efforts to have such opinions addressed to each such selling holder;

          (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants, addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings; and use its best efforts to have such letters and updates addressed to each selling holder of Registrable Securities;

          (iv) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 4 with respect to all parties to be indemnified pursuant to said Section; and

          (v) deliver such documents and certificates as may be reasonably requested by the holders of the Registrable Securities being sold or the underwriter(s) of such Underwritten Offering to evidence compliance with subclause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (l).

          The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder;

     (m) make available for inspection by a representative of the holders of the

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Registrable Securities, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other professional retained by such holders or any of the underwriters, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or other professional in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness, except that the aforementioned advisors may be required to sign a reasonably acceptable confidentiality agreement;

     (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the holders of the Registrable Securities, as soon as practicable, a consolidated earnings statement (which need not be audited) for the 12-month period (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

     (o) use its best efforts to cause all Registrable Securities to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed; and

     (p) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

     Each holder of the Registrable Securities as to which any Registration Statement is being effected agrees to furnish promptly to the Company all information reasonably known to such holder to be necessary to make the information previously furnished to the Company by such holder not materially misleading.

     Each holder of the Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 2(d)(iv), or notice of a stop order or suspension described in Section 2(d)(v), such holder shall forthwith discontinue disposition of Registrable Securities and cease to use the Prospectus in use under such Registration Statement. The Company shall, as promptly as practicable, provide each holder with copies of the supplemented or amended Prospectus contemplated by Section 2(j), or advise the holders in writing that the use of the Prospectus may be resumed, and provide each holder with copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

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

     3.   REGISTRATION EXPENSES.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation:

          (i) all registration and filing fees and expenses (including filings made with the NASD);

          (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

          (iii) expenses of printing (including printing certificates for the Registrable Securities and Prospectuses), messenger and delivery services and telephone;

          (iv) in connection with any Underwritten Offering, fees and disbursements of counsel for the Company and one counsel for the holders of the Registrable Securities (subject to the provisions of Section 3(b));

          (v) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof;

          (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

          (vii) any reasonable out-of-pocket expenses of the holders of the Registrable Securities (or the agents who manage their accounts); and

          (viii) such other reasonable and customary expenses as may be, at such time (A) associated with underwritten offerings and (B) customarily borne by the issuer.

     The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

     (b) In connection with any Underwritten Offering, the Company shall reimburse the holders of the Registrable Securities for the reasonable fees and disbursements of not more than one counsel chosen by the holders of a majority of the Registrable Securities covered by such Registration Statement. Notwithstanding the provisions of this Section 3, each holder shall pay registration expenses if and to the extent required by applicable law.

     4.   INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each holder of the Registrable Securities and each Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 4(c), the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused directly by an untrue statement or omission contained in information relating to such holder, furnished in writing to the Company by or on behalf of such holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 7, the Company shall also indemnify underwriters, if any, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders, if requested in connection with any Registration Statement.

     (b) As a condition to the inclusion of its Registrable Securities in any Registration Statement pursuant to this Agreement, each holder thereof shall furnish to the Company in writing, promptly after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Registration Statement, Prospectus or preliminary prospectus (including such completed and executed questionnaires as the Company may reasonably request) and agrees to indemnify and hold harmless, severally and not jointly, the Company and its directors, its officers who sign such Registration Statement, and any Person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each holder and Persons controlling such holder, but only with reference to information relating specifically to such holder furnished in writing by or on behalf of such holder expressly for use in such Registration Statement or the Prospectus or any preliminary prospectus included therein, and of which none of the Company, its directors, officers or Affiliates has any actual or constructive knowledge independent of such holder; provided, however, that such holder of Registrable Securities shall not be
--------  -------
liable in any such case to the extent that the holder has furnished in writing to the Company prior to the filing of any such

Registration Statement, Prospectus or preliminary prospectus information expressly for use in such Registration Statement, Prospectus or preliminary prospectus which corrected or made not misleading information previously furnished to the Company, and the Company failed to include such information therein. In case any action shall be brought against the Company, any of its directors, any such officer, or any such controlling Person based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against one or more of the holders, such holders shall have the rights and duties given to the Company by Section 4(c) (except that if the Company as provided in Section 4(c) shall have assumed the defense thereof such holders shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at such holder's expense) and the Company and its directors, any such officers, and any such controlling Person shall have the rights and duties given to the holders by Section 4(c). In no event shall the liability of any selling holder hereunder be greater than the net proceeds (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such selling holder) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any current or former holder of the Registrable Securities or any Person controlling such holder, with respect to which indemnity may be sought against the Company pursuant to Section 4(a), such holder or such Person controlling such holder shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such holder and payment of all fees and expenses relating thereto. Such holder and such Persons controlling such holder shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such holder's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Company, which authorization shall not be unreasonably withheld,
(ii) the Company has not assumed the defense and employed counsel reasonably satisfactory to such holder within 15 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such holder or any Person controlling such holder and the Company and such holder or any Person controlling such holder shall have been advised by such counsel that there may be one or more legal defenses available to such holder or Person controlling such holder that are different from or additional to those available to the Company and, in the reasonable opinion of such counsel, could not be asserted by the Company's counsel without creating a conflict of interest (in which case the Company shall not have the right to assume the defense of such action or proceeding on behalf of such holder or controlling Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for all such holders and controlling Persons, which firm shall be designated in writing by the holders of a majority of the Registrable Securities currently or formerly held by such holders and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which consent shall not be unreasonably withheld), but if settled with the written consent of the Company or if there is a final judgment for the plaintiff, the Company agrees to indemnify and hold harmless such holder and all Persons controlling such holder from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of the holder, effect any settlement of any pending or threatened proceeding in respect of which any holder or any Person controlling such holder is a party and indemnity has been sought hereunder by such holder or any Person controlling such holder unless such settlement includes an unconditional release of such holder or such controlling Person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 4 is unavailable to an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holders of the Registrable Securities on the other hand from the original sale by the Company of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and such holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company on the one hand or by such holders on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     (e) The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding any other provision of this Agreement, no holder of the Registrable Securities shall be required to contribute an amount greater than the net proceeds received by such holder with respect to the sale of Registrable Securities giving rise to any indemnification or contribution obligation under this Section 4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     5. RULE 144A. The Company hereby agrees with each holder of the Registrable Securities for so long as any of the Registrable Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

     6. RULE 144. The Company agrees with each holder of Registrable Securities to:

     (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

     (c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     7. PARTICIPATION IN UNDERWRITTEN OFFERINGS. No holder of the Registrable Securities may participate in any Underwritten Offering hereunder unless such holder (a) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and

(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable
                                   --------
Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriter(s) other than representations and warranties regarding such holder and such holder's intended method of distribution.

     8. SELECTION OF UNDERWRITERS. In any Underwritten Offering of Registrable Securities requested pursuant to Section 1(a), the investment banker(s) and manager(s) that will administer the offering shall be selected by the holders of a majority of the Registrable Securities with respect to which the request for an Underwritten Offering was made under Section 1(a); provided,
                                                                      --------
that, in either case, such investment banker(s) and manager(s) must be reasonably acceptable to the Company; and provided, further, that non-acceptance
                                          --------  -------
by the Company shall be deemed reasonable if, inter alia, (a) such investment banker(s) and manager(s) are not of national stature and the Company's non-acceptance is on the basis that such investment banker(s) and manager(s) are not of national stature or (b) on or prior to October 31, 1997, such non-acceptance is on the basis that the Company has an agreement with Smith Barney & Co., Inc. giving to Smith Barney & Co., Inc. the right to administer any Underwritten Offering; and provided, further, that non-acceptance by the Company shall not be
              --------  -------
deemed reasonable if, inter alia, such non-acceptance is on the basis that the Company has entered into any agreement or contract (which agreement or contract the Company entered into without the consent of the holders of a majority of the Registrable Securities included in such offering) giving to specific investment banker(s) and/or manager(s) the right to administer an Underwritten Offering.

     9.   INTERPRETATION OF AGREEMENT; DEFINITIONS.

     (a)  Definitions.  Unless the context otherwise requires, the terms
          -----------
hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined.

     "AFFILIATE" means, as to any Person, a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, through an investment advisory or other fiduciary arrangement, by contract or otherwise.

     "AGREEMENT" means this Registration Rights Agreement and all Schedules hereto.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in New York are required by law to close or are customarily closed.

     "COMMISSION" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Exchange Act, then the Person performing such duties at such time.

     "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

     "COMPANY" has the meaning assigned in the first paragraph of this Agreement.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "INVESTORS" means, collectively, the Persons listed on Schedule I, and any
                                                            ----------
successors or permitted assignees of any of their rights hereunder that hold Registrable Securities.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets, operations, prospects, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

     "NASD" means National Association of Securities Dealers, Inc.

     "OFFERING" means the offering of up to $25,000,000 of shares of Common Stock pursuant to the Confidential Offering Memorandum dated January 1997.

     "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "PROSPECTUS" means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     "REGISTRABLE SECURITIES" means all shares of Common Stock purchased in the Offering held at the relevant time by an Investor. As to any particular securities, such securities will cease to be Registrable Securities when (i) they have been transferred in a public offering registered under the Securities Act, (ii) they have been transferred in a sale made through a broker, dealer or market-maker pursuant to Rule 144 under the Securities Act or (iii) the holder thereof is able to sell all of such securities under Rule 144 under the Securities Act during any 90-day period.

     "REGISTRATION STATEMENT" means any registration statement of the Company relating to the registration for resale of Registrable Securities, including any registration statement filed pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SIDE ARRANGEMENT" has the meaning assigned in Section 10(c).

     "SIGNIFICANT INVESTOR GROUP" means any group of Investors that are Affiliates and that collectively purchased more than 500,000 shares of Common Stock in the Offering.

     "TIER 1 REGISTRABLE SECURITIES" means Registrable Securities purchased by Investors at a price equal to $12.00 per share.

     "TIER 2 REGISTRABLE SECURITIES" means Registrable Securities purchased by Investors at a price equal to $10.50 per share.

     "TIER 1 REGISTRATION DATE" means the date 90 days after the date hereof.

     "TIER 2 REGISTRATION DATE" means the date 180 days after the date hereof.

     "UNDERWRITTEN OFFERING" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     (b)  Accounting Principles.  Where the character or amount of any asset or
          ---------------------
liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with the generally accepted accounting principles in effect from time to time, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement including without limitation the definitions set out in Section 9.

     (c)  Directly or Indirectly.  Where any provision in this Agreement refers
          ----------------------
to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

     10.  MISCELLANEOUS.

     (a)  Remedies.  Each holder of the Registrable Securities, in addition to
          --------
being
entitled to exercise all rights provided herein, and granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements.  The Company shall not, on or after the
          --------------------------
date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to such holders of the Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

     (c)  Comparable Agreements.  The Company hereby represents and warrants
          ---------------------
that it has not entered into or agreed to any side letter or similar arrangement or other agreement with any other holder or prospective holder of any securities of the Company providing for registration rights with respect to the securities of the Company that confers rights or benefits more favorable than the rights and benefits conferred upon the holders of the Registrable Securities hereunder (such a letter, arrangement or agreement, whether or not it confers such more favorable rights or benefits, a "Side Arrangement"). The Company shall not enter into any Side Arrangement with any holder or prospective holder of any securities of the Company that shall confer rights or benefits more favorable than the rights and benefits conferred upon the holders of the Registrable Securities hereunder, unless, in each case, each of the holders of the Registrable Securities have been notified in writing and been provided with a copy of such a proposed Side Arrangement at least 20 Business Days prior to the effective date of such Side Arrangement and have been given the opportunity to receive the rights and benefits in such Side Arrangement as of the date of such Side Arrangement.

     (d)  Amendments and Waivers.  The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and each of the Investors.

     (e)  Notices.  All notices, demands and other communications provided for
          -------
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery. Such notices, demands and other communications will be sent to any Investor at the address indicated on Schedule I, to any other holder of
                                     ----------
Registrable Securities at such holder's address of record appearing on the Company's books and to the Company at the address indicated below:

               Prosoft I-Net Solutions, Inc.

               2333 North Broadway
               Suite 300
               Santa Ana, CA   92706
               Attention:  General Counsel
               Telecopier:  (714) 953-1200


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. All such notices, demands and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon receipt, if mailed postage prepaid; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered, if delivered by an air courier guaranteeing overnight delivery.

     (f)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and permitted assigns of the Investors, including without limitation and without the need for an express assignment, Affiliates of the Investors; provided, however, that this Agreement shall not
                             --------  -------
inure to the benefit of or be binding upon transferees of the Investors that are not Affiliates of the Investors and do not hold at least 25,000 shares of Common Stock. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Investors are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities that is either an Affiliate of an Investor or a holder of at least 25,000 shares of Common Stock.

     (g)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h)  Governing Law.  THE CORPORATE LAW OF THE STATE OF NEVADA SHALL GOVERN
          -------------
ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     (i)  Severability.  Should any part of this Agreement for any reason be
          ------------
declared
invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts, or portion which may, for any reason, be hereafter declared invalid.

     (j)  Submission to Jurisdiction.  THE COMPANY HEREBY CONSENTS TO THE
          --------------------------
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, WITH RESPECT TO ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT, AND THE COMPANY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY
                  --------------------
SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS OF THE COMPANY SET FORTH IN SECTION 10(E) ABOVE, AND THAT SERVICE SO MADE, SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT AND FIVE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE COMPANY'S ADDRESS, AS THE CASE MAY BE, IN ACCORDANCE HEREWITH. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT (IF SUCH A PROCEDURE IS AVAILABLE UNDER APPLICABLE LAW) OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY INVESTOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY JURISDICTION AGAINST THE COMPANY OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION.

     (k)  Captions.  The descriptive headings of the various Sections or parts
          --------
of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     (l)  Waiver of Jury Trial.  EACH OF THE COMPANY AND THE INVESTORS WAIVES
          --------------------
ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH

ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     (m)  Effectiveness of Agreement.  This Agreement shall become effective
          --------------------------
upon execution by the Company and delivery hereof by the Company to at least one Investor and the execution by such Investor and delivery hereof by such Investor to the Company, notwithstanding the fact that any other potential Investors listed in Schedule I have not so executed and delivered this Agreement.
          ----------

     (n)  Final Agreement.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL
          ---------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                       PROSOFT I-NET SOLUTIONS, INC.


                                       By: _____________________________
                                       Name:
                                       Title:



            [Signatures of Investors are contained in Schedule I.]
                                                      ----------